UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response. . . 5.0
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2012

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
First Supplemental Indenture

On October 5, 2012, TriMas Corp. entered into a First Supplemental Indenture among TriMas Corp., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “First Supplemental Indenture”) in connection with TriMas Corp.’s cash tender offer for the 9.75% Senior Secured Notes due 2017 (the "Senior Notes").  Pursuant to the First Supplemental Indenture, certain restrictive covenants and other provisions contained in the indenture governing the Senior Notes (the "Proposed Amendments") will be eliminated or modified.
The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD
On October 3, 2012, TriMas Corp. issued a press release announcing that it has received tenders and certain-related consents from holders of $176,501,000 in aggregate principal amount of the Senior Notes, representing approximately 88.3% of the outstanding Senior Notes. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
TriMas Corp. is furnishing the information in this Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 to comply with Regulation FD. Such information, including the accompanying Exhibit 99.1 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act “), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit No.	Description
4.1	First Supplemental Indenture dated as of October 5, 2012
99.1	Press Release issued by TriMas Corporation on October 3, 2012 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: October 11, 2012	By:	/s/ Joshua A. Sherbin
	Name:	Joshua A. Sherbin
	Title:	Vice President, General Counsel and Corporate Secretary